BLACKROCK FUNDS II

BlackRock Multi-Asset Income Portfolio

(the “Fund”)

Supplement dated March 6, 2019 to the

Statement of Additional Information (“SAI”), dated November 28, 2018, as supplemented to date

On February 21, 2019, the Board of Trustees of BlackRock Funds II approved the appointment of BlackRock International Limited as a sub-adviser of the Fund, pursuant to a separate sub-advisory agreement between BlackRock International Limited and BlackRock Advisors, LLC with respect to the Fund. The addition of BlackRock International Limited as a sub-adviser of the Fund was effective on February 22, 2019. BlackRock International Limited previously served as a sub-adviser to the Fund from November 28, 2011 through June 30, 2018.

The following changes are made to the SAI:

The first paragraph in the section of the SAI entitled “Management and Advisory Arrangements” is deleted in its entirety and replaced with the following:

The management and sub-advisory services provided by BlackRock, BlackRock International Limited (“BIL”), BlackRock Asset Management North Asia Limited (“BNA”) and BlackRock (Singapore) Limited (“BRS”), and the fees received for such services, are described in the Prospectuses. For its management services, BlackRock is entitled to fees, computed daily on a portfolio-by-portfolio basis and payable monthly, at the maximum annual rates set forth below. The management fees are based on assets attributable to the Portfolio’s direct investments and exclude investments in underlying funds. BlackRock has also entered into sub-advisory agreements with BIL, BNA and BRS (collectively, the “Sub-Advisers”) pursuant to which BlackRock pays each Sub-Adviser for services it provides for that portion of the Portfolio for which each Sub-Adviser acts as sub-adviser a monthly fee at an annual rate equal to a percentage of the advisory fee paid to BlackRock under the investment advisory agreement.

The fifth, sixth, seventh and eighth paragraphs in the section of the SAI entitled “Management and Advisory Arrangements” are deleted in their entirety and replaced with the following:

BlackRock renders management services to the Portfolio pursuant to an investment advisory agreement. BIL, BNA and BRS each render sub-advisory services to the Portfolio pursuant to sub-advisory agreements. The investment advisory agreement with BlackRock and the sub-advisory agreements between BlackRock and BIL, BlackRock and BNA, and BlackRock and BRS are collectively referred to as the “Advisory Contracts.” The Advisory Contract between BlackRock and BIL was effective February 22, 2019. BIL previously served as a sub-adviser to the Portfolio from November 28, 2011 through June 30, 2018.

A discussion regarding the basis for the Board’s approval of the Advisory Contract with BlackRock and the Advisory Contracts between BlackRock and each of BNA and BRS is available in the Portfolio’s Annual Report to Shareholders for the fiscal year ended July 31, 2018. A discussion regarding the basis for the Board’s approval of the Advisory Contract between BlackRock and BIL will be available in the Portfolio’s Annual Report to Shareholders for the fiscal year ended July 31, 2019.

Under the Advisory Contracts, BlackRock, BIL, BNA and BRS are not liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Portfolio in connection with the performance of the Advisory Contracts. Under the Advisory Contracts, BlackRock, BIL, BNA and BRS are liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. Each Advisory Contract is terminable as to the Portfolio by vote of the Trust’s Board of Trustees or by the holders of a majority of the outstanding voting securities of the Portfolio, at any time without penalty, on 60 days’ written notice to BlackRock, BIL, BNA or BRS, as the case may be. BlackRock, BIL, BNA and BRS may also terminate their advisory relationship with respect to the Portfolio on 60 days’ written notice to the Trust. Each of the Advisory Contracts terminates automatically in the event of its assignment.

Shareholders should retain this Supplement for future reference.

SAI-MAI-0319SUP